December 1, 2025
Summary
Prospectus
Victory Pioneer Solutions – Balanced Fund
Class A	Class C	Class R6	Class R	Class Y
PIALX	PIDCX	—	—	IMOYX
Before you invest, you may want to review the Fund’s Statutory Prospectus and Statement of Additional Information, both of which are dated December 1, 2025, and are incorporated by reference into this Summary Prospectus, as they each contain more information about the Fund and its risks.
You can find the Fund’s Prospectus, reports to shareholders, and other information about the Fund online at VictoryFunds.com.
You may also obtain this information at no cost by calling 800-539-FUND (800-539-3863) or by sending an e–mail request to VictoryMail@VCM.com.
You may also obtain this information at no cost from your financial intermediary.
vcm.com
800-539-FUND (800-539-3863)

Victory Pioneer Solutions - Balanced Fund Summary
Investment Objectives
The Victory Pioneer Solutions - Balanced Fund (the “Fund”) seeks long-term capital growth and current income.
Fund Fees and Expenses
The table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and examples below.
You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A shares of the Victory Funds. More information about these and other discounts is available in Investing with the Victory Funds section of the prospectus beginning on page 45, the “Appendix A — Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries,” and the “Sales charges” section of the statement of additional information (“SAI”). If you invest in Class R6 shares or Class Y shares through an investment professional or financial intermediary, that investment professional or financial intermediary may charge you a commission. Such commissions, if any, are not charged by the Fund and are not reflected in the fee table or expense example below.
Shareholder Fees
(paid directly from your investment)
	Class A	Class C	Class Y
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of purchase or sale price)	None[1]	1.00%[2]	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fees[3]	0.00%	0.00%	0.00%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.00%
Other Expenses	0.17%	0.15%	0.23%
Acquired Fund Fees and Expenses[4]	0.63%	0.63%	0.63%
Total Annual Fund Operating Expenses[5]	1.05%	1.78%	0.86%
1
A contingent deferred sales charge of 0.75% may be imposed on Class A shares with respect to purchases of $500,000 or more that are redeemed within 18 months of purchase. For additional information, see the section titled Choosing a Share Class.
2
Applies to shares sold within 12 months of purchase.
3
The Fund does not pay a direct management fee to Victory Capital Management Inc. (the “Adviser”), the Fund's investment adviser. However, the Fund bears a pro rata portion of the fees and expenses, including management fees, of each underlying fund in which the Fund invests. The pro rata portion of the fees and expenses of each underlying fund in which the Fund invests is shown in the table above under “Acquired Fund Fees and Expenses.”
4
“Acquired Fund Fees and Expenses” are fees and expenses of investment companies in which the Fund invests that are indirectly incurred by the Fund. Total annual operating expenses may not correlate to the ratio of expenses to the average daily net assets shown in the financial highlights, which reflect the operating expenses and do not include “Acquired Fund Fees and Expenses.”
5
The Adviser has contractually agreed to waive its management fee and/or reimburse expenses so that the total annual fund operating expenses (excluding certain items such as interest, taxes, acquired fund fees and expenses, and brokerage commissions) do not exceed 0.43%, 1.17%, and 0.25% of the Fund’s Class A, Class C, and Class Y shares, respectively, through at least April 1, 2028. The Adviser is permitted to recoup advisory fees waived and expenses reimbursed for up to two years after the date of the waiver or reimbursement, subject to the lesser of any operating expense limits in effect at the time of (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount. This agreement may only be terminated by the Fund's Board of Trustees.

Victory Pioneer Solutions - Balanced Fund Summary
Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods shown and then sell or continue to hold all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The amounts shown reflect any fee waiver/expense reimbursement in place through its expiration date. After eight years, Class C shares of the Fund generally will convert automatically to Class A shares of the Fund. The example for Class C shares reflects the conversion to Class A shares after eight years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class A	$676	$890	$1,121	$1,784
Class C	$281	$560	$964	$2,095
Class Y	$88	$274	$477	$1,061
The following example makes the same assumptions as the example above, except that it assumes you do not sell your Class C shares at the end of the period.
	1 Year	3 Years	5 Years	10 Years
Class C	$181	$560	$964	$2,095
The example does not reflect sales charges (loads) on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.
Portfolio Turnover:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares of the Fund are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. For its most recent fiscal year, the Fund's portfolio turnover rate was 23% of the average value of its portfolio.
Principal Investment Strategies
The Fund is a “fund-of-funds.” The Fund seeks to achieve its investment objectives by primarily investing in other funds (“underlying funds”) and using asset allocation strategies to allocate its assets among the underlying funds.
The Fund invests in underlying funds managed by Victory Capital Management Inc. (“Victory Capital” or the “Adviser”) or one of its affiliates. The Fund allocates its assets among underlying funds with exposure to the broad asset classes of equity, fixed income and short-term (money market) investments. The Fund also may invest in underlying funds with exposure to non-traditional – so-called “alternative” - asset classes such as real estate investment trusts (“REITs”), or that use alternative strategies, such as market neutral strategies (strategies that seek to achieve positive returns while attempting to limit general market exposure), or relative value strategies (strategies that seek to identify securities that are undervalued relative to each other or historical norms). The Fund may invest in underlying funds with exposure to debt and equity securities of issuers located throughout the world, including both developed and emerging markets.
The Fund does not have target ranges for the allocation of assets among asset classes or individual underlying funds. The Fund invests a minimum of 25% of its assets in each of fixed income and equity securities. The Fund’s exposure to different asset classes and allocations among underlying funds will

Victory Pioneer Solutions - Balanced Fund Summary
change from time to time in response to broad economic and market factors, as well as strategic and tactical considerations. The equity securities to which the Fund may have exposure may be of any market capitalization. The fixed income securities to which the fund may have exposure may be of any maturity and of any credit quality, including high yield or “junk” bonds.
The Adviser allocates the Fund’s investments in the underlying funds based on an evaluation of three components: strategic asset allocation (generally, the weighting of allocations among broad asset classes to capture market returns), tactical asset allocation (generally, the weighting of allocations to various sub-categories within broad asset classes to add value relative to the general strategic allocations), and fund selection. The Adviser's analysis in selecting underlying funds includes an assessment of a fund’s historical relative and absolute performance, volatility and other risk characteristics, and correlation with other funds, and benchmarks. The Adviser also analyzes the Fund’s investment strategies, investment process, and portfolio management team.
As part of its asset allocation strategy, the Fund may invest in Victory Pioneer Multi-Asset Income Fund, among other Victory Funds. Victory Pioneer Multi-Asset Income Fund has the flexibility to invest in a broad range of income-producing investments, including both debt securities and equity securities. As of the date of this prospectus, approximately 30% of the Fund was allocated to Victory Pioneer Multi-Asset Income Fund. The Fund’s allocation among underlying funds, including Victory Pioneer Multi-Asset Income Fund, will change from time to time.
As part of its asset allocation strategy, the Fund may invest in Victory Pioneer Global Equity Fund, among other Victory Funds. Victory Pioneer Global Equity Fund invests in equity securities of issuers located throughout the world. As of the date of this prospectus, approximately 19% of the Fund was allocated to Victory Pioneer Global Equity Fund. The Fund’s allocation among underlying funds, including Victory Pioneer Global Equity Fund, will change from time to time.
Investments typically are sold when the Adviser's overall assessment of market and economic conditions changes or the assessments of the attributes of specific investments change.
Principal Risks
You could lose money on your investment in the Fund. As with any mutual fund, there is no guarantee that the Fund will achieve its objectives. The Fund's investment performance is directly related to the performance of the underlying funds. The Fund is exposed to the following risks through its investments in underlying funds.
Market Risk —The market prices of securities or other assets held by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, political instability, recessions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues, weather or climate events, armed conflict, market disruptions caused by tariffs, trade disputes, sanctions or other government actions, or other factors or adverse investor sentiment. If the market prices of the Fund’s securities and assets fall, the value of your investment will go down. A change in financial condition or other event affecting a single issuer or market may adversely impact securities markets as a whole.
In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These conditions may continue, recur, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars, terror attacks and economic sanctions); measures to address budget deficits; downgrading of sovereign debt; changes in oil and commodity prices; dramatic changes in currency exchange rates; global pandemics; and public sentiment. Some sectors of the economy and individual issuers have experienced or may experience particularly large losses. Periods of extreme volatility in the financial

Victory Pioneer Solutions - Balanced Fund Summary
markets, reduced liquidity of many instruments, increased government debt, inflation, and disruptions to supply chains, consumer demand and employee availability, may continue for some time.
Raising the ceiling on U.S. government debt has become increasingly politicized. Any failure to increase the total amount that the U.S. government is authorized to borrow could lead to a default on U.S. government obligations, with unpredictable consequences for economies and markets in the United States and elsewhere. Inflation and interest rates may increase. These circumstances could adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance. In addition, inflation, rising interest rates, global supply chain disruptions, and other market events could adversely affect the companies or issuers in which the Fund invests. Following Russia’s invasion of Ukraine, Russian securities lost all, or nearly all, their market value. Other securities or markets could be similarly affected by past or future political, geopolitical, or other events or conditions.
Governments and central banks, including the U.S. Federal Reserve, have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the United States. The consequences of high public debt, including its future impact on the economy and securities markets, may not be known for some time. U.S. Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including increases or decreases in interest rates, or contrary actions by different governments, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the Fund invests. Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and these and other events affecting global markets, such as the United Kingdom’s exit from the European Union (commonly known as “Brexit”), potential trade imbalances with China or other countries or sanctions or other government actions against Russia, other nations or individuals or companies (or their countermeasures), may contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the implications for market participants, may not be fully known for some time.
The United States and other countries are periodically involved in disputes over trade and other matters, including the imposition of tariffs (or threat of tariffs), investment restrictions and adverse impacts on affected companies and securities may result in significant losses for the Fund. For example, the United States has imposed tariffs and other trade barriers on Chinese exports, has restricted sales of certain categories of goods to China, and has established barriers to investments in China. Trade disputes may adversely affect the economies of the United States and its trading partners, as well as companies directly or indirectly affected and financial markets generally. The U.S. government has prohibited U.S. persons, such as the Fund, from investing in Chinese companies designated as related to the Chinese military. These and possible future restrictions could limit the Fund’s opportunities for investment and require the sale of securities at a loss or make them illiquid. Moreover, the Chinese government is involved in a longstanding dispute with Taiwan that has included threats of invasion. If the political climate between the United States and China does not improve or continues to deteriorate, if China were to attempt unification of Taiwan by force, or if other geopolitical conflicts develop or get worse, economies, markets and individual securities may be severely affected both regionally and globally, and the value of the Fund’s assets may go down.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, armed conflicts such as between Russia and Ukraine or in the Middle East, terrorism, natural disasters, infectious illness or public health issues, cybersecurity events, supply chain disruptions, sanctions against Russia, other nations or individuals or companies and possible countermeasures, and other circumstances in one country or region could have profound impacts on other countries or regions and on global economies or markets. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries or regions directly affected, the value and liquidity of the Fund’s

Victory Pioneer Solutions - Balanced Fund Summary
investments may be negatively affected. The Fund may experience a substantial or complete loss on any security or derivative position.
Risks of Investing in Other Funds — Investing in other investment companies, including exchange-traded funds (“ETFs”), subjects the Fund to the risks of investing in the underlying securities or assets held by those funds. Each underlying fund pursues its own investment objectives and strategies and may not achieve its objectives. When investing in another fund, the Fund will bear a pro rata portion of the underlying fund’s expenses, including management fees, in addition to its own expenses. Underlying funds may themselves invest in other investment companies. The Fund may invest a significant portion of its assets in a single underlying fund. Therefore, the performance of a single underlying fund can have a significant effect on the performance of the Fund and the price of its shares. If underlying funds invest in the same or similar securities, the Fund may indirectly bear concentration risk with respect to those investments. The Adviser may be subject to potential conflicts of interest in selecting underlying funds because the management fees paid to it by some affiliated underlying funds are higher than the fees paid by other affiliated and unaffiliated underlying funds. The portfolio managers may also be subject to conflicts of interest in allocating Fund assets among underlying funds because the Fund’s portfolio management team may also manage some of the underlying funds. ETFs and closed-end funds are bought and sold based on market prices and can trade at a premium or a discount to the ETF’s or closed-end fund’s net asset value.
Portfolio Selection Risk — The Adviser’s evaluation of asset classes and market sectors in developing an allocation model, and its selection and weighting of underlying funds, securities or other investments within the allocation model, may prove to be incorrect. To the extent that the Fund invests a significant percentage of its assets in any one underlying fund, the Fund will be subject to a greater degree to the risks particular to that underlying fund, and may experience greater volatility as a result. With respect to underlying funds, the Adviser’s judgment about the attractiveness, relative value or potential appreciation of an equity security, or about the quality, relative yield or relative value of a fixed income security, or about a particular sector, region, market segment or industry, or about an investment strategy, or about interest rates or other market factors, may prove to be incorrect or may not produce the desired results. There may be imperfections, errors or limitations in the models, tools and information used by the Adviser to the Fund or an underlying fund.
Market Segment Risk — To the extent the Fund emphasizes, from time to time, investments in a market segment, the Fund will be subject to a greater degree to the risks particular to that segment, and may experience greater market fluctuation than a fund without the same focus.
Equity-Linked Notes Risk — Equity-linked notes (“ELNs”) may not perform as expected and could cause the fund to realize significant losses including its entire principal investment. Investments in ELNs often have risks similar to their underlying reference securities, which may include market risk and, as applicable, risks of non-U.S. investments and currency risks. In addition, since ELNs are in note form, ELNs are also subject to certain risks of fixed income securities, such as interest rate and credit risks. Investments in ELNs are also subject to liquidity risk, which may make ELNs difficult to sell and value. In addition, ELNs may exhibit price behavior that does not correlate with the underlying reference securities or a fixed income investment.
Equity Securities Risk — Equity securities are subject to the risk that stock prices may rise and fall in periodic cycles and may perform poorly relative to other investments. This risk may be greater in the short term. Equity securities represent an ownership interest in an issuer, rank junior in a company's capital structure to debt securities and consequently may entail greater risk of loss than debt securities. Equity securities have the lowest priority, and the greatest risk, with respect to dividends and any liquidation payments in the event of an issuer’s bankruptcy.
Debt Securities Risk — Factors that could contribute to a decline in the market value of debt securities in the Fund include rising interest rates, if the issuer or other obligor of a security held by the Fund fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded

Victory Pioneer Solutions - Balanced Fund Summary
or is perceived to be less creditworthy or the credit quality or value of any underlying assets declines. Interest rates may go up, causing the value of the Fund’s investments to decline (this risk generally will be greater for securities with longer maturities or durations). For example, if interest rates increase by 1%, the value of a fund’s securities with a portfolio duration of ten years would be expected to decrease by 10%, all other things being equal. In recent years, interest rates and credit spreads in the U.S. have been at historic lows. The U.S. Federal Reserve has raised certain interest rates, and interest rates may continue to go up. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the Fund. Junk bonds involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher quality debt securities; they may also be more difficult to value. Junk bonds have a higher risk of default or are already in default and are considered speculative.
Risks of Non-U.S. Investments — Investing in non-U.S. issuers, or in U.S. issuers that have significant exposure to foreign markets, may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced for issuers in emerging markets or to the extent that the Fund invests significantly in one region or country. These risks may include different financial reporting practices and regulatory standards, less liquid trading markets, extreme price volatility, currency risks, changes in economic, political, regulatory and social conditions, military conflicts and sanctions, terrorism, sustained economic downturns, financial instability, reduction of government or central bank support, inadequate accounting standards, auditing and financial recordkeeping requirements,tariffs, tax disputes or other tax burdens, nationalization or expropriation of assets, arbitrary application of laws and regulations or lack of rule of law, and investment and repatriation restrictions. Investors in foreign countries often have limited rights and few practical remedies to pursue shareholder claims. Lack of information and less market regulation also may affect the value of these securities. Dividends and interest received by the Fund and capital gains recognized by the Fund may give rise to withholding and other taxes imposed by foreign countries and may decrease the Fund’s return. Non-U.S. issuers may be located in parts of the world that have historically been prone to natural disasters. Emerging market economies tend to be less diversified than those of more developed countries. They typically have fewer medical and economic resources than more developed countries and thus they may be less able to control or mitigate the effects of a pandemic. Investing in depositary receipts is subject to many of the same risks as investing directly in non-U.S. issuers. Depositary receipts may involve higher expenses and may trade at a discount (or premium) to the underlying security.
A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In addition, the United Kingdom has withdrawn from the EU (commonly known as “Brexit”). The range and potential implications of possible political, regulatory, economic, and market outcomes of Brexit cannot be fully known but could be significant, potentially resulting in increased volatility, illiquidity and potentially lower economic growth in the affected markets, which will adversely affect the Fund's investments.
Sanctions or other government actions against certain countries could negatively impact the Fund’s investments in securities that have exposure to those countries. Circumstances that impact one country could have profound impacts on other countries and on global economies or markets. China and other developing market countries are potentially subject to heightened degrees of economic, political and social instability. The U.S. government has imposed restrictions on U.S. investor participation in certain Chinese investments. These matters could adversely affect China’s economy. In addition, China’s long-running conflict over Taiwan’s sovereignty, border disputes with many neighbors and historically strained relations with other Asian countries could result in military conflict that could adversely impact the economies of China and other Asian countries, disrupt supply chains, and severely affect global economies and markets.

Victory Pioneer Solutions - Balanced Fund Summary
In response to the military action by Russia against Ukraine commencing in 2022, the United States and other countries, issued broad-ranging economic sanctions against Russia and Belarus and certain companies and individuals. Russia has taken retaliatory actions, including preventing repatriation of capital by United States and other investors. Since then, Russian securities have lost all, or nearly all, their market value, and many other issuers, securities and markets have been adversely affected. The ongoing conflict has resulted in significant market disruptions, including in certain markets, industries and sectors, such as the oil and natural gas markets, and negatively affected global supply chains, food supplies, inflation and global growth. The United States and other countries may impose sanctions on other countries, companies and individuals in light of Russia’s military invasion. The extent and duration of the military action or future escalation of such hostilities, the extent and impact of existing and future sanctions, market disruptions and volatility, and the result of any diplomatic negotiations cannot be predicted. These and any related events could have a significant impact on the value and liquidity of certain Fund investments, on Fund performance and the value of an investment in the Fund.
Risks of Investing in Insurance-Linked Securities — The Fund could lose a portion or all of the principal it has invested in an insurance-linked security, and the right to additional interest and/or dividend payments with respect to the security, upon the occurrence of one or more trigger events, as defined within the terms of an insurance-linked security. Trigger events may include natural or other perils of a specific size or magnitude that occur in a designated geographic region during a specified time period, and/or that involve losses or other metrics that exceed a specific amount. The Fund may also invest in insurance-linked securities that are subject to “indemnity triggers.” An indemnity trigger is a trigger based on the actual losses of the ceding sponsor (i.e., the party seeking reinsurance). Insurance-linked securities subject to indemnity triggers are often regarded as being subject to potential moral hazard, since such insurance-linked securities are triggered by actual losses of the ceding sponsor and the ceding sponsor may have an incentive to take actions and/or risks that would have an adverse effect on the Fund. There is no way to accurately predict whether a trigger event will occur and, accordingly, insurance-linked securities carry significant risk. In addition to the specified trigger events, insurance-linked securities may expose the Fund to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences. Certain insurance-linked securities may have limited liquidity, or may be illiquid. The Fund has limited transparency into the individual contracts underlying certain insurance-linked securities, which may make the risk assessment of such securities more difficult. Certain insurance-linked securities may be difficult to value.
Risks of Investing in Loans — Floating rate loans and similar investments may be illiquid or less liquid than other investments and difficult to value. The value of collateral, if any, securing a floating rate loan can decline or may be insufficient to meet the issuer’s obligations or may be difficult to liquidate. Market quotations for these securities may be volatile and/or subject to large spreads between bid and ask prices. No active trading market may exist for many floating rate loans, and many loans are subject to restrictions on resale. Any secondary market may be subject to irregular trading activity and extended trade settlement periods. In particular, loans may take longer than seven days to settle, potentially leading to the sale proceeds of loans not being available to meet redemption requests for a substantial period of time after the sale of the loans. To the extent that sale proceeds of loans are not available, the Fund may sell securities that have shorter settlement periods or may access other sources of liquidity to meet redemption requests. There is less readily available, reliable information about most senior loans than is the case for many other types of securities. The adviser’s decision not to receive material, non-public information about an issuer of a loan either held by, or considered for investment by, the fund, under normal circumstances could place it at a disadvantage, relative to other loan investors, in assessing a loan or the loan’s issuer, and adversely affect the fund’s investment performance.  Loans may not be considered “securities,” and purchasers, such as the Fund therefore may not be entitled to rely on the anti-fraud protections afforded by federal securities laws.

Victory Pioneer Solutions - Balanced Fund Summary
Derivatives Risk — Using swaps, futures, and other derivatives can increase Fund losses and reduce opportunities for gains when market prices, interest rates, currencies,  or the derivative instruments themselves behave in a way not anticipated by the Fund. Using derivatives may increase the volatility of the Fund’s net asset value and may not provide the result intended. Derivatives may have a leveraging effect on the Fund. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment. Derivatives are generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative. Changes in a derivative’s value may not correlate well with the referenced asset or metric. The Fund also may have to sell assets at inopportune times to satisfy its obligations. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the Fund. Use of derivatives or similar instruments may not be as favorable as a direct investment in an underlying investment and may adversely affect the amount, timing and character of income distributed to shareholders. As a result, a larger portion of the Fund's distributions may be treated as ordinary income rather than capital gains. In addition, certain derivatives are subject to mark-to-market or straddle provisions of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). If such provisions are applicable, there could be an increase (or decrease) in the amount of taxable dividends paid by the Fund. The U.S. government and foreign governments have adopted and implemented or are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make them more costly, limit their availability or utility, otherwise adversely affect their performance or disrupt markets.
Leveraging Risk — The value of your investment may be more volatile and other risks tend to be compounded if the Fund borrows or uses derivatives or other investments, such as ETFs,  that have embedded leverage. Leverage generally magnifies the effect of any increase or decrease in the value of the Fund’s underlying assets and creates a risk of loss of value on a larger pool of assets than the Fund would otherwise have, potentially resulting in the loss of all assets. Engaging in such transactions may cause the Fund to liquidate positions when it may not be advantageous to do so to satisfy its obligations. New derivatives regulations require the Fund, to the extent it uses derivatives to a material extent, to, among other things, comply with certain overall limits on leverage. These regulations may limit the ability of the Fund to pursue its investment strategies and may not be effective to mitigate the Fund’s risk of loss from derivatives.
Liquidity Risk — Some securities and derivatives held by the Fund may be or become impossible or difficult to purchase, sell or unwind, particularly during times of market turmoil. An instrument’s liquidity may be affected by reduced trading volume, a relative lack of market makers or legal restrictions, and illiquid securities and derivatives also may be difficult to value. Markets may become illiquid quickly. Liquidity risk may be magnified in an environment of rising interest rates or widening credit spreads. During times of market turmoil, there have been, and may be, no buyers or sellers for securities in entire asset classes. If the Fund is forced to sell an illiquid asset or unwind a derivative position to meet redemption requests or other cash needs, or to try to limit losses, the Fund may be forced to sell at a substantial loss or may not be able to sell at all. The Fund may not receive its proceeds from the sale of certain securities for an extended period (for example, several weeks or even longer). In extreme cases, this may constrain the Fund’s ability to meet its obligations (including obligations to redeeming shareholders).
Valuation Risk — The sales price the Fund could receive for any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for illiquid securities and securities that trade in thin or volatile markets or that are valued using a fair value methodology. These differences may increase significantly and affect Fund investments more broadly during periods of market volatility. Investors who purchase or redeem Fund shares on days when the Fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the securities had not been fair-valued or if a different valuation

Victory Pioneer Solutions - Balanced Fund Summary
methodology had been used. The ability to value the Fund’s investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.
Redemption Risk — The Fund may experience heavy redemptions that could cause the Fund to liquidate its assets at inopportune times or at a loss or depressed value, accelerate taxable gains and cause the Fund to make taxable distributions to its shareholders earlier than the Fund otherwise would have, or accelerate transaction costs, which could cause the value of your investment to decline.
Cybersecurity Risk — Cybersecurity failures by and breaches of the Adviser, transfer agent, the Distributor, custodian, Fund accounting agent or other service providers may disrupt Fund operations, interfere with the Fund’s ability to calculate its NAV, prevent Fund shareholders from purchasing, redeeming or exchanging shares or receiving distributions or receiving timely information regarding the Fund or their investment in the Fund, cause loss of or unauthorized access to private shareholder information, and result in financial losses to the Fund and its shareholders, regulatory fines, penalties, reputational damage, or additional compliance costs. New ways to carry out cyber attacks continue to develop. Therefore, there is a chance that some risks have not been identified or prepared for, or that an attack may not be detected, which puts limitations on the Fund’s ability to plan for or respond to a cyber attack.
Portfolio Turnover Risk — If the Fund does a lot of trading, it may incur additional operating expenses, which would reduce performance. A higher level of portfolio turnover may also cause shareholders to incur a higher level of taxable income or capital gains.
Expense Risk — Your actual costs of investing in the Fund may be higher than the expenses shown in “Annual Fund Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if overall net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.
Please note that there are many other factors that could adversely affect your investment and that could prevent the Fund from achieving its goals.
An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Investment Performance
On April 1, 2025, the Fund commenced operations when it reorganized (the “Reorganization”) with and continued the operations of the Pioneer Solutions - Balanced Fund (the “predecessor fund”). The Fund’s investment objectives, principal investment strategies, policies and restrictions are substantially similar to those of the predecessor fund. The Fund’s financial statements and historical investment performance reflect those of the predecessor fund. The bar chart and performance table provide an indication of the risks of investing in the Fund. The bar chart shows changes in the performance of the predecessor fund from year to year as of December 31. The performance table compares the predecessor fund’s performance to that of the Fund’s broad-based benchmark, the MSCI All-Country World NR Index, which represents the overall international equity markets, and the Fund's primary benchmarks, the MSCI World NR Index, which represents large and mid cap equities across developed markets countries, and the Bloomberg U.S. Aggregate Bond Total Return Index, which represents the U.S. investment-grade bond market. The blended benchmark (60% MSCI World NR Index/40% Bloomberg U.S. Aggregate Bond Total Return Index) is provided to show how the Fund’s performance compares with the returns of an index of securities similar to those in which the Fund invests. The Fund’s (and the predecessor fund’s) past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.
The returns shown for periods ending prior to the Reorganization are those of the Class A, Class C, and Class Y shares of the predecessor fund. Class A, Class C, and Class Y shares of the predecessor fund were reorganized into Class A, Class C, and Class Y shares, respectively, of the Fund in the Reorganization. Class R shares of the predecessor fund reorganized into Class A shares of the Fund in

Victory Pioneer Solutions - Balanced Fund Summary
the Reorganization. Class A, Class C, and Class Y shares’ returns of the Fund will be different from the returns of the predecessor fund as they have different expenses.
Fund performance reflects any applicable fee waivers and expense reimbursements. Performance returns would be lower without applicable fee waivers and expense reimbursements.
All Fund performance shown assumes the reinvestment of dividends and capital gains and the effect of the Fund’s expenses.
Updated performance information is available on the Fund’s website at vcm.com.
Calendar Year Returns for Class A Shares

For the period covered by the bar chart:
During the periods shown in the chart:	Returns	Quarter ended
Highest Quarter	12.59%	June 30, 2020
Lowest Quarter	-17.50%	March 31, 2020

Year-to-date return	19.27%	September 30, 2025

Victory Pioneer Solutions - Balanced Fund Summary

Average Annual Total Returns (For the Periods Ended December 31, 2024)	1 Year	5 Years	10 Years
CLASS A Before Taxes	1.99%	5.13%	4.19%
CLASS A After Taxes on Distributions	0.20%	3.25%	2.53%
CLASS A After Taxes on Distributions and Sale of Fund Shares	1.39%	3.47%	2.78%
CLASS C Before Taxes	6.50%	5.65%	4.06%
CLASS Y Before Taxes	8.40%	6.61%	5.04%
Indices
MSCI All-Country World NR Index reflects no deduction for fees, expenses, or taxes, except foreign withholding taxes	17.49%	10.06%	9.23%
Blended Benchmark (60% MSCI World NR Index/ 40% Bloomberg U.S. Aggregate Bond Index) reflects no deduction for fees, expenses, or taxes, except foreign withholding taxes	11.45%	6.72%	6.67%
MSCI World NR Index reflects no deduction for fees, expenses, or taxes, except foreign withholding taxes	18.67%	11.17%	9.95%
Bloomberg U.S. Aggregate Bond Index reflects no deduction for fees, expenses, or taxes	1.25%	-0.33%	1.35%
After-tax returns use the historical highest individual federal marginal income tax rates and do not reflect the effect of state and local taxes. In certain situations, the return after taxes on distributions and sale of fund shares may be higher than the other return amounts (including before taxes). A higher after-tax return may result when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant if you own your Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares. After-tax returns for Class C and Class Y shares will vary.
Management of the Fund
Investment Adviser
Victory Capital Management Inc. (the “Adviser”) serves as the Fund’s investment adviser. The portfolio managers jointly and primarily responsible for day-to-day management of the Fund are members of Pioneer Investments, a Victory Capital investment franchise.
Portfolio Management
	Title	Tenure with the Fund and Predecessor Fund
Kenneth J. Taubes	Executive Vice President	Since 2018
Marco Pirondini	Executive Vice President and Chief Investment Officer	Since 2018

Victory Pioneer Solutions - Balanced Fund Summary
Purchase and Sale of Fund Shares
Investment Minimums	Class A	Class C	Class Y
Minimum Initial Investment	$2,500	$2,500	$1,000,000
Minimum Subsequent Investments	$50	$50	None
For Class A and Class C shares a $1,000 minimum initial purchase amount and a $50 minimum subsequent purchase amount apply for Individual Retirement Accounts (IRAs), gift/transfer to minor accounts, and purchases through automatic investment plans.
Certain broker-dealers and other financial intermediaries (such as a bank) may establish higher or lower minimum initial and subsequent investment amounts to which you may be subject if you invest through them.
You may redeem your shares on any day the Fund is open for business. Redemption requests may be made by telephone (with prior appropriate approval) or by mail.
When you buy and redeem shares, the Fund will price your transaction at the next-determined net asset value (“NAV”) after the Fund receives your request in good order, which means that your request contains all the required documentation, and that all documents contain required signatures or signature guarantees from a financial institution.
Tax Information
The Fund’s distributions may be taxable whether you receive them in cash, additional shares of the Fund, or you reinvest them in shares of another Victory Fund, and may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Taxes may be imposed on withdrawals from tax-deferred arrangements.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson or investment professional to recommend the Fund over another investment. Ask your salesperson or investment professional or visit your financial intermediary’s website for more information.

Victory Funds
P.O. Box 182593
Columbus, OH 43218-2593
24203-18 (12/25)